UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09141

Eaton Vance Municipal Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2006

Item 1. Reports to Stockholders

Annual Report November 30, 2006

EATON VANCE
MUNICIPAL
INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipal Income Trust as of November 30, 2006

management’s discussion of trust performance

Eaton Vance Municipal Income Trust (the “Trust”) is a closed-end Trust, traded on the New York Stock Exchange, designed to provide current income exempt from regular federal income tax. This income is earned by investing primarily in investment-grade municipal  securities.

Economic and Market Conditions

Third quarter economic growth slowed to 2.0%, following the 2.6% growth rate achieved in the second quarter. With higher mortgage rates in the market, led largely by the persistent Federal Reserve (the “Fed”) tightening, the housing market continued to soften, with building permits and existing home sales leading the way. However, energy prices declined significantly in the quarter, somewhat offsetting the impact of a weakening housing market. The economy continued to create jobs over the period, with the unemployment rate standing at 4.5% as of November 30, 2006.

Inflation expectations moderated with the lower energy prices, although the core Consumer Price Index – measured on a year-over-year basis – has demonstrated a slow but steady rise. The Fed, which raised short-term rates 17 times since June 2004, is currently in a pausing mode, awaiting further economic inputs to determine the future direction of interest rate moves. At November 30, 2006, the Federal Funds rate stood at 5.25%.

Municipal market supply through November 30, 2006, was lower than it had been in the previous year. As a result, municipals have generally outperformed Treasury bonds for the year ended November 30, 2006, as demand has remained strong. At November 30, 2006, long-term AAA-rated, insured municipal bonds yielded 90% of U.S. Treasury bonds with similar maturities.*

For the year ended November 30, 2006, the Lehman Brothers Municipal Bond Index† (the “Index”), an unmanaged index of municipal bonds, posted a gain of 6.12%. For more information about the Trust’s performance and that of funds in the same Lipper Classification,† see the following Performance Information and Portfolio Composition page.

Management Discussion

The Trust invests primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. Given the flattening of the yield curve for other fixed-income securities over the past 18 months — with shorter-maturity yields rising more than longer-maturity yields — management felt that the long end of the municipal curve was a relatively attractive place to be positioned. However, given the leveraged nature of the Trust, rising short-term rates have increased the distributions paid to preferred shareholders. As these costs have risen, the income generated by the Trust has declined. Please see the Performance Information and Portfolio Composition page that follows for a description of the Trust’s leverage as of November 30, 2006.

Because of the mixed economic backdrop of contained inflation expectations, a weakened housing market and continued growth in the labor market, Trust management maintained a somewhat cautious outlook on interest rates. In this environment, Trust management focused on finding relative value within the marketplace – in issuer names, coupons, maturities and sectors. Relative value trading, which seeks to capitalize on undervalued securities, enhanced the Trust’s returns during the period.

*      Source: Bloomberg L.P. Yields are a compilation of a representative variety of general  obligations and are not necessarily representative of the Trust’s yield.

†       It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total  return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Municipal Income Trust as November 30, 2006

Performance information and portfolio composition

Trust Performance as of 11/30/06(1)

Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	13.43%
Five Years	11.38%
Life of Trust (1/29/99)	8.04%

Average Annual Total Returns (by net asset value)
One Year	16.33%
Five Years	12.17%
Life of Trust (1/29/99)	7.92%

Market Yields

Market Yield(2)	4.93%
Taxable Equivalent Market Yield(3)	7.58%

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
One Year	6.12%
Five Years	5.40%
Life of Trust (1/31/99)	5.25%

Lipper Averages(5)

Lipper General Muni Debt Funds (Leveraged) Classification Average - Average Annual Total Returns
One Year	9.07%
Five Years	7.55%
Life of Trust (1/31/99)	6.20%

Portfolio Manager: Thomas M. Metzold, CFA

Rating Distribution*, (6), (7)

*         The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1B to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2006 is as follows:

AAA	39.7%	BB	1.2%
AA	2.1%	B	5.2%
A	15.1%	CCC	1.1%
BBB	11.6%	Not Rated	24.0%

Trust Statistics(7)

• Number of Issues:	121
• Average Maturity:	23.0 years
• Average Effective Maturity:	9.0 years
• Average Rating:	A+
• Average Call Protection:	7.8 years
• Leverage:**	32%

**  The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Trust’s total assets excluding assets and floating rate notes payable deemed held pursuant to FAS Statement 140. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Trust performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share  price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(2) The Trust’s market yield is calculated by dividing the last dividend per share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 35.00% federal tax rate. A lower tax rate would result in lower tax-equivalent figures.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(5) The Lipper Average is the average total return of the funds, at net asset value, that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Muni Debt Funds (Leveraged) Classification contained 56, 49, and 42 funds for the 1-year, 5-year, and Life-Of-Trust time periods, respectively. Lipper averages are available as of month end only.

(6) As of 11/30/06. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7) As of 11/30/06. Portfolio holdings information includes securities held by special purpose vehicles in which the Trust also holds a residual interest. See Note 1B to the Trust’s financial statements. Trust information may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance Municipal Income Trust as of November 30, 2006

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 184.8%
Principal Amount (000's omitted)	Security	Value
Cogeneration — 1.1%
$2,950	Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$2,972,862
		$2,972,862
Education — 5.0%
$9,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)(2)	$9,606,015
3,430	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	3,947,210
		$13,553,225
Electric Utilities — 10.8%
$6,500	Brazos River Authority, TX, (Reliant Energy, Inc.), 7.75%, 12/1/18	$6,911,515
1,300	Brazos River Authority, TX, Pollution Control Revenue (Texas Energy Co.), (AMT), 5.40%, 5/1/29	1,359,358
2,000	Brazos River Authority, TX, Pollution Control Revenue (Texas Energy Co.), (AMT), 6.75%, 4/1/38	2,237,700
3,550	Mississippi Business Finance Corp., (System Energy Resources, Inc.), 5.90%, 5/1/22	3,556,141
7,250	North Carolina Municipal Power Agency, (Catawba), 6.50%, 1/1/20	7,880,315
1,000	Pennsylvania Economic Development Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	1,087,070
3,400	Pennsylvania Economic Development Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	3,696,038
2,550	Pennsylvania Economic Development Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	2,772,028
		$29,500,165
Escrowed / Prerefunded — 11.5%
$3,000	Capital Trust Agency, FL, (Seminole Tribe Convention), Prerefunded to 10/1/12, 8.95%, 10/1/33(3)	$3,708,600
35,000	Dawson Ridge, CO, Metropolitan District #1, Escrowed to Maturity, 0.00%, 10/1/22	18,009,950
3,185	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), Prerefunded to 8/15/10, 7.75%, 8/15/20	3,629,785
1,000	Halifax, FL, Medical Center, Prerefunded to 10/01/10, 7.25%, 10/1/24	1,142,600
1,400	Mesquite, TX, Health Facilities Authority, (Christian Retirement Facility), Prerefunded to 2/15/10, 7.625%, 2/15/28	1,575,994

Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded (continued)
$302	New York City, NY, Prerefunded to 6/1/13, 5.25%, 6/1/28(1)(2)	$331,696
2,770	Wisconsin Health & Educational Facilities Authority, (Wisconsin Illinois Senior Housing), Prerefunded to 8/1/09, 7.00%, 8/1/29	3,005,062
		$31,403,687
General Obligations — 3.9%
$1,500	California, 5.25%, 11/1/29	$1,620,300
4,950	California, 5.50%, 11/1/33	5,463,958
3,298	New York City, NY, 5.25%, 6/1/28(1)(2)	3,539,744
		$10,624,002
Health Care-Miscellaneous — 0.9%
$487	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 6.00%, 12/1/36	$505,289
1,284	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 6.25%, 12/1/36	1,399,446
487	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program , 7.75%, 12/1/36	508,519
		$2,413,254
Hospital — 18.4%
$2,000	Brevard County, FL, Health Facilities Authority, (Health First, Inc.), 5.00%, 4/1/36	$2,096,420
5,000	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	5,369,000
600	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	626,010
1,260	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,307,930
1,200	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	1,276,356
835	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.35%, 11/15/17	879,105
975	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.40%, 11/15/29	1,024,052
6,000	Henderson, NV, Health Care Facility, 5.625%, 7/1/24	6,556,380
2,635	Highland County, OH, (Joint Township Hospital District), 6.75%, 12/1/29	2,779,635
5,000	Illinois Health Facility Authority, (Loyola University Health System), 6.00%, 7/1/21	5,340,500
5,275	Indiana Health & Educational Facilities Authority, (Clarian Health Partners), 5.00%, 2/15/36	5,522,345
900	Louisiana Public Facilities Authority, (Ochsner Clinic Foundation Project), 5.50%, 5/15/32	963,927

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$2,575	Louisiana Public Facilities Authority, (Tuoro Infirmary), 5.625%, 8/15/29	$2,622,972
2,000	Martin County, MN, (Fairmont Community Hospital Association), 6.625%, 9/1/22	2,125,160
730	Mecosta County, MI, General Hospital, 5.75%, 5/15/09	745,695
2,500	Mecosta County, MI, General Hospital, 6.00%, 5/15/18	2,579,825
1,500	New Jersey Health Care Facilities Financing Authority, (Trinitas Hospital), 7.50%, 7/1/30	1,674,720
5,000	North Central, TX, Health Facility Development Corp., (Baylor Healthcare System), 5.125%, 5/15/29	5,168,700
1,370	Oneonta, AL, Eastern Health Care Facility Financing Authority, (Eastern Health Systems, Inc.), 7.75%, 7/1/21	1,505,808
		$50,164,540
Housing — 14.2%
$450	California Statewide Communities Development Authority, (AMT), Variable Rate, 21.916%, 12/1/34(1)(3)(4)(5)	$749,936
3,600	California Statewide Communities Development Authority, (AMT) 7.25% 12/1/34(1)(2)	3,993,497
2,420	Capital Trust Agency, FL, (Atlantic Housing Foundation), 5.35%, 7/1/40	2,492,189
4,000	Charter Mac Equity Trust, TN, 6.00%, 4/30/19(3)	4,468,880
4,000	Charter Mac Equity Trust, TN, (AMT), 6.625%, 6/30/09(3)	4,213,440
2,158	Colorado Housing and Finance Authority, (Birchwood Manor Project), (AMT), 5.50%, 9/20/36	2,330,100
1,715	Lake Creek, CO, Affordable Housing Corp., Multifamily, 7.00%, 12/1/23	1,719,150
4,350	Louisiana Public Facilities Authority, (Eden Point), 6.25%, 3/1/34	4,492,636
4,000	Muni Mae Tax-Exempt Bond, LLC, (AMT), 6.875%, 6/30/49(3)	4,245,240
2,865	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	2,975,933
3,450	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	3,669,109
3,300	Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	3,339,897
		$38,690,007
Industrial Development Revenue — 15.0%
$1,780	ABIA Development Corp., TX, (Austin Cargoport Development), (AMT), 6.50%, 10/1/24	$1,837,168
1,617	Broward County, FL, Industrial Development Revenue, (Lynxs Cargoport), (AMT), 6.75%, 6/1/19	1,673,885
1,300	California Pollution Control Financing Authority, (Solid Waste Disposal), (AMT), 5.40%, 4/1/25	1,398,566
8,000	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 6.875%, 10/1/32	8,288,000

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue (continued)
$1,220	Effingham County, GA, (Solid Waste Disposal), (Fort James), (AMT), 5.625%, 7/1/18	$1,244,485
2,500	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 5.70%, 4/1/32	2,584,700
6,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	6,216,180
1,300	New York City, NY, Industrial Development Agency, (American Airlines, Inc.), (AMT), Variable Rate, 7.75%, 8/1/31	1,577,719
6,000	New York City, NY, Industrial Development Agency, (American Airlines, Inc.-JFK International Airport), Variable Rate, 8.00%, 8/1/28	7,421,700
3,500	New York City, NY, Industrial Development Agency, (JFK International Airport), (AMT), Variable Rate, 8.50%, 8/1/28	4,138,995
4,350	Phoenix, AZ, Industrial Development Agency, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	4,459,098
		$40,840,496
Insured-Education — 2.3%
$6,000	Massachusetts Health & Educational Facilities Authority, (Berklee College of Music), (MBIA), 5.10%, 10/1/27(1)(2)	$6,179,160
		$6,179,160
Insured-Electric Utilities — 0.5%
$1,350	Wamego, KS, Pollution Control Revenue, (MBIA), 5.30%, 6/1/31	$1,465,978
		$1,465,978
Insured Escrowed/Prerefunded — 4.0%
$9,870	California, (FGIC), Prerefunded to 9/1/10, 5.25%, 9/1/30(1)(2)	$10,400,108
630	California, (FGIC), Prerefunded to 9/1/10, 5.25%, 9/1/30(1)(2)	663,885
		$11,063,993
Insured-General Obligations — 19.3%
$10,000	California (FGIC) 5.75% 12/1/29(1)(2)	$10,589,995
30,160	Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/22	15,362,901
13,000	Illinois Development Finance Authority, (Local Government Program-Elgin School District-U46), (FSA), 0.00%, 1/1/20	7,575,100
2,150	North Las Vegas, NV, Wastewater Reclamation System, (MBIA), 4.25%, 10/1/33	2,121,061

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$9,990	Puerto Rico, (AGC), 5.50%, 7/1/29(1)(2)	$12,212,875
4,000	Puerto Rico, (FSA), Variable Rate, 8.462%, 7/1/27(3)(5)	4,803,640
		$52,665,572
Insured-Hospital — 11.1%
$16,820	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/25	$7,063,054
19,165	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/26	7,682,482
8,590	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/27	3,281,638
12,000	New Jersey Health Care Facilities Financing Authority, (St. Barnabas Medical Center), (MBIA), 4.75%, 7/1/28(1)(2)	12,244,520
		$30,271,694
Insured-Housing — 5.4%
$13,711	Virginia Housing Development Authority, (MBIA), 5.375%, 7/1/36(1)(2)	$14,584,709
		$14,584,709
Insured-Industrial Development Revenue — 1.4%
$3,710	Monroe County, GA, Development Authority Pollution Control, (Georgia Power Co.), (AMBAC), 4.90%, 7/1/36	$3,826,383
		$3,826,383
Insured-Special Tax Revenue — 1.6%
$4,100	New York Convention Center Development Corp., (AMBAC), 4.75%, 11/15/45	$4,257,850
		$4,257,850
Insured-Transportation — 25.7%
$1,500	Central, TX, Regional Mobility Authority, (FGIC), 5.00%, 1/1/45	$1,579,920
3,500	Chicago, IL, O'Hare International Airport, (AMBAC), (AMT), 5.375%, 1/1/32	3,692,990
2,500	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 5.50%, 11/1/30(1)(2)	2,674,500
4,930	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 5.75%, 11/1/30(1)(2)	5,191,032
4,500	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 6.125%, 11/1/35(1)(2)	4,787,010
5,500	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40	5,733,530

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$6,600	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/39	$1,395,570
25,500	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 3/1/36	5,761,215
7,200	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), 5.00%, 1/1/37(1)(2)	7,349,832
5,000	Minneapolis and St. Paul, MN, Metropolitan Airport Commission, (FGIC), 5.25%, 1/1/32	5,264,100
2,000	Puerto Rico Highway and Transportation Authority, (FSA), Variable Rate, 7.595%, 7/1/32(3)(5)	2,326,700
9,825	Puerto Rico Highway and Transportation Authority, (CIFG), 5.25%, 7/1/41(1)(2)	11,892,966
7,000	San Antonio, TX, Airport System, (Improvements), (FGIC), (AMT), 5.25%, 7/1/21(6)	7,390,880
9,000	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	4,862,520
		$69,902,765
Insured-Water and Sewer — 1.3%
$610	Fort Lauderdale, FL, Water and Sewer Revenue, (MBIA), 4.25%, 9/1/33	$606,584
2,730	Marysville, OH, Wastewater Treatment System Revenue, (XLCA), 4.75%, 12/1/46	2,822,957
		$3,429,541
Nursing Home — 0.8%
$2,000	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	$2,088,200
		$2,088,200
Other Revenue — 21.5%
$3,805	California Statewide Communities Development Authority, (East Valley Tourist Development Authority), 8.25%, 10/1/14(3)	$4,116,135
1,955	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	2,214,585
3,160	Golden State Tobacco Securitization Corp., CA, 6.75%, 6/1/39	3,636,686
5,800	Golden State Tobacco Securitization Corp., CA, 5.625%, 6/1/38(1)(2)(4)	6,495,159
1,500	Mohegan Tribe Indians, CT, Gaming Authority, (Public Improvements), 6.25%, 1/1/21	1,611,165
2,300	Northern Tobacco Securitization Corp., 0.00%, 6/1/46	217,902
6,050	Northern Tobacco Securitization Corp., 5.00%, 6/1/46	6,157,872
19,500	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/32(1)(2)	21,091,200
3,112	Santa Fe, NM, (Crow Hobbs), 8.50%, 9/1/16	3,252,296

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
$1,290	Tobacco Settlement Financing Corp., NJ, 6.75%, 6/1/39	$1,484,597
2,000	Tobacco Settlement Financing Corp., NJ Variable Rate 10.193%, 6/1/39(3)(4)(8)	2,603,400
2,000	Tobacco Settlement Financing Corp., NJ 6.75%, 10/1/32(1)(2)	2,301,700
3,000	Tobacco Settlement Financing Corp., VA, 5.625%, 6/1/37(1)(2)	3,213,300
250	Willacy County, TX, Local Government Corp., 6.00%, 3/1/09	254,948
		$58,650,945
Senior Living / Life Care — 1.8%
$3,210	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27	$2,296,049
3,240	Logan County, CO, Industrial Development Revenue, (TLC Care Choices, Inc.), 6.875%, 12/1/23(7)	2,639,012
		$4,935,061
Special Tax Revenue — 2.7%
$3,280	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	$3,501,466
190	Longleaf, FL, Community Development District, 6.20%, 5/1/09	192,086
1,150	New Jersey Economic Development Finance Authority, (Cigarette Tax), 5.50%, 6/15/24	1,222,508
2,115	New Jersey Economic Development Finance Authority, (Cigarette Tax), 5.75%, 6/15/29	2,313,260
		$7,229,320
Transportation — 3.4%
$1,500	Augusta, GA, (AMT), 5.35%, 1/1/28	$1,591,620
7,500	Kent County, MI, Airport Facility, 5.00%, 1/1/25(1)(2)	7,685,888
		$9,277,508
Water and Sewer — 1.2%
$3,405	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$3,176,899
		$3,176,899
Total Tax-Exempt Investments — 184.8% (identified cost $458,903,316)		$503,167,816
Other Assets, Less Liabilities — (36.7%)		$(99,881,779)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (48.1)%		$(131,011,754)
Net Assets Applicable to Common Shares — 100.0%		$272,274,283

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

At November 30, 2006, the concentration of the Trust's investments in the various states or territories, determined as a percentage of net assets, is as follows:

California	23.6%
Colorado	16.0%
Puerto Rico	19.2%
Texas	19.0%
New Jersey	12.1%
Illinois	11.8%
Others, representing less than 10% individually	83.1%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2006, 39.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 13.9% of total investments.

(1)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(2)  Security represents the underlying municipal obligation of an inverse floating rate obligation by the Fund.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, the aggregate value of the securities is $31,235,971 or 11.5% of the Trust's net assets applicable to common shares.

(4)  Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security.

(5)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2006.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(7)  Security is in default and making only partial interest payments.

(8)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2006.

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of November 30, 2006

Assets
Investments, at value (identified cost, $458,903,316)	$503,167,816
Receivable for investments sold	95,000
Cash	—
Interest receivable	7,614,708
Total assets	$510,877,524
Liabilities
Due to custodian	$1,201,934
Payable for daily variation margin on open financial futures contracts	373,765
Payable for open swap contracts	362,583
Payable for investment advisory fees	230,327
Payable for administration fees	65,808
Payable to affiliate for Trustees' fees	2,583
Interest expense and fees payable	1,332,425
Payable for floating rate notes issued	103,839,870
Accrued expenses	182,192
Total liabilities	$107,591,487
Auction preferred shares (5,240 shares outstanding) at liquidation value plus cumulative unpaid dividends	131,011,754
Net assets applicable to common shares	$272,274,283
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 17,143,054 shares issued and outstanding	$171,431
Additional paid-in capital	253,732,789
Accumulated net realized loss (computed on the basis of identified cost)	(26,620,268)
Undistributed net investment income	1,381,898
Net unrealized appreciation (computed on the basis of identified cost)	43,608,433
Net assets applicable to common shares	$272,274,283
Net Asset Value Per Common Share
($272,274,283 ÷ 17,143,054 common shares issued and outstanding)	$15.88

Statement of Operations

For the Year Ended
November 30, 2006

Investment Income
Interest	$27,136,789
Total investment income	$27,136,789
Expenses
Investment adviser fee	$2,728,408
Administration fee	779,545
Trustees' fees and expenses	14,621
Preferred shares remarketing agent fee	327,500
Custodian fee	297,771
Transfer and dividend disbursing agent fees	244,726
Legal and accounting services	61,482
Printing and postage	42,448
Interest expense and fees	3,775,602
Miscellaneous	66,646
Total expenses	$8,338,749
Deduct — Reduction of custodian fee	$18,856
Total expense reductions	$18,856
Net expenses	$8,319,893
Net investment income	$18,816,896
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(87,064)
Financial futures contracts	5,453,257
Interest rate swap contracts	(256,800)
Net realized gain	$5,109,393
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$20,265,634
Financial futures contracts	(297,759)
Interest rate swap contracts	(362,583)
Net change in unrealized appreciation (depreciation)	$19,605,292
Net realized and unrealized gain	$24,714,685
Distributions to preferred shareholders from net investment income	$(4,307,392)
Net increase in net assets from operations	$39,224,189

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended November 30, 2006	Year Ended November 30, 2005
From operations — Net investment income	$18,816,896	$19,815,597
Net realized gain from Investment transactions, financial futures contracts, and swap contracts	5,109,393	2,749,522
Net change in unrealized appreciation from investments, financial futures contracts, and swap contracts	19,605,292	7,594,981
Distributions to preferred shareholders from net investment income	(4,307,392)	(2,562,362)
Net increase in net assets from operations	$39,224,189	$27,597,738
Distributions to common shareholders — From net investment income	$(15,074,841)	$(18,784,749)
Total distributions to common shareholders	$(15,074,841)	$(18,784,749)
Capital share transactions — Reinvestment of distributions to common shareholders	$1,209,852	$1,798,870
Net increase in net assets from capital share transactions	$1,209,852	$1,798,870
Net increase in net assets	$25,359,200	$10,611,859
Net Assets Applicable to Common Shares
At beginning of year	$246,915,083	$236,303,224
At end of year	$272,274,283	$246,915,083
Undistributed net investment income included in net assets applicable to common shares
At end of year	$1,381,898	$2,087,986

Statement of Cash Flows

Increase (Decrease) in Cash	For the Period Ended November 30, 2006
Cash flows from operating activities
Net increase in net assets from operations excluding distributions to preferred shareholders from net investment income	$43,531,581
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided/(used) in operating activities:
Investments purchased	(187,852,133)
Investments sold	191,705,153
Net amortization of premium (discount)	(3,069,621)
Interest receivable	(84,129)
Receivable for daily variation margin on open financial futures contracts	186,675
Payable for daily variation margin on open financial futures contracts	373,765
Demand note payable	1,649
Payable for open swap contracts	362,583
Payable for when-issued securities	(1,972,180)
Due to custodian	(4,021,299)
Payable to affiliate for investment advisory fees	13,967
Payable to affiliate for distribution and service fees	3,991
Interest expense and fees payable	551,979
Accrued expenses	57,412
Change in realized and unrealized (gain) loss on investment	(20,178,570)
Net cash provided/(used) in operating activities	$19,610,823
Cash flows from financing activities
Cash distributions paid for Common Shares net of reinvestments	$(13,864,989)
Change in auction preferred shares at liquidation plus cumulative unpaid dividend	(23,442)
Proceeds from secured borrowings	13,210,000
Repayments of secured borrowings	(14,625,000)
Distributions to preferred shareholders from net investment income	(4,307,392)
Net cash provided/(used) by financing activities	$(19,610,823)
Net increase (decrease) in cash	$—
Cash at beginning of period	—
Cash at end of period	$—
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,209,852.

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2006(1)	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)(3)
Net asset value — Beginning of year (Common shares)	$14.470	$13.950	$14.090	$13.020	$12.930
Income (loss) from operations
Net investment income	$1.100	$1.165	$1.268	$1.269	$1.255
Net realized and unrealized gain (loss)	1.444	0.611	(0.128)	1.026	0.013
Distributions to preferred shareholders from net investment income	(0.252)	(0.151)	(0.090)	(0.095)	(0.148)
Total income from operations	$2.292	$1.625	$1.050	$2.200	$1.120
Less distributions to common shareholders
From net investment income	$(0.882)	$(1.105)	$(1.190)	$(1.130)	$(1.030)
Total distributions to common shareholders	$(0.882)	$(1.105)	$(1.190)	$(1.130)	$(1.030)
Net asset value — End of year (Common shares)	$15.880	$14.470	$13.950	$14.090	$13.020
Market value — End of year (Common shares)	$16.010	$14.960	$16.150	$15.550	$14.050
Total Investment Return on Net Asset Value(4)	16.33%	11.56%	7.28%	17.35%	8.68%
Total Investment Return on Market Value(4)	13.43%	(0.38)%	12.54%	20.02%	12.32%

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2006(1)	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)(3)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of year (000's omitted)	$272,274	$246,915	$236,303	$236,560	$216,275
Ratios (As a percentage of average net assets applicable to common shares):
Expense excluding interest and fees(5)	1.76%	1.79%	1.79%	1.80%	1.89%
Interest and fee expense(5)(6)	1.46%	0.95%	0.80%	0.71%	0.82%
Total expenses(5)	3.22%	2.74%	2.59%	2.51%	2.71%
Expenses after custodian fee reduction excluding interest and fees(5)	1.75%	1.78%	1.78%	1.80%	1.88%
Net investment income(5)	7.27%	8.08%	9.14%	9.37%	9.69%
Portfolio Turnover	41%	28%	21%	20%	14%

†  The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares are as follows:

Ratios (As a percentage of average total net assets applicable to common and preferred shares):
Expense excluding interest and fees(5)	1.17%	1.17%	1.15%	1.14%	1.17%
Interest and fee expense(5)(6)	0.97%	0.62%	0.51%	0.45%	0.51%
Total expenses(5)	2.14%	1.79%	1.66%	1.59%	1.68%
Expenses after custodian fee reduction excluding interest and fees(5)	1.17%	1.16%	1.14%	1.14%	1.17%
Net investment income(5)	4.83%	5.27%	5.86%	5.93%	6.01%
Senior Securities:
Total preferred shares outstanding	5,240	5,240	5,240	5,240	5,240
Asset coverage per preferred share(7)	$76,963	$72,128	$70,112	$70,154	$66,291
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  As Restated — See Note 11

(3)  The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.011, decrease net realized and unrealized gains per share by $0.011, increase the ratio of net investment income to average net assets applicable to common shares from 9.61% to 9.69% and increase the ratio of net investment income to average total net assets from 5.96% to 6.01%.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1B).

(7)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(8)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to provide current income exempt from regular federal income tax by investing primarily in investment grade municipal obligations.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust sells a fixed-rate bond to a broker for cash. At the same time the Trust buys a residual interest in a special purpose vehicle's (generally organized as a trust)(the "SPV") assets and cash flows set up by the broker, often referred to as an inverse floating rate obligation ("Inverse Floater"). The broker deposits a fixed-rate bond into the SPV with the same CUSIP number as the fixed-rate bond sold to the broker by the Trust, and which may have been, but is not required to be, the fixed-rate bond purchased from the Trust, (the "Fixed-Rate Bond"). The SPV also issues floating-rate notes ("Floating-Rate Notes") which are sold to third-parties. The Trust may enter into shortfall and forbearance agreements with the broker by which a Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed-Rate Bond held by the SPV and the liquidation value of the Floating-Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by the Trust gives the Trust the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed-Rate Bond held by the SPV to the Trust, thereby collapsing the SPV. Pursuant to FAS Statement No. 140, the Trust accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and accounts for the Floating-Rate Notes as a liability under the caption "payable for floating rate notes issued" in the Trust's "Statement of Assets and Liabilities". The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. At November 30, 2006, the Trust's investment was as follows:

Fund	Floating Rate Notes Outstanding	Interest Rate or Range of Interest Rates	Collateral for Floating Rate Notes Outstanding
Municipal Income Trust	$103,839,870	3.46% - 3.55%	$157,028,777

The Trust's investment policies and restrictions expressly permit investments in inverse floating rate securities. The Trust's investment policies do not allow the Trust to borrow money for purposes of making investments. Management believes that the Trust's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS Statement No. 140, which is distinct from legal borrowing of the Trust to which the restrictions apply. Inverse Floaters held by the Trust are Securities exempt from registration under Rules 144A of the Securities Act of 1933.

C  Investment Transactions — Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

Eaton Vance Municipal Income Trust as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

E  Interest Expense — Interest expense relates to the Trust's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Trust. Interest expense is recorded as incurred.

F  Federal Income Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 2006, the Trust, for federal income tax purposes, had a capital loss carryover of $26,773,529 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on November 30, 2007 ($1,644,169), November 30, 2008 ($14,623,294), November 30, 2009 ($5,266,337), November 30, 2011 ($2,541,236) and November 30, 2012 ($2,698,493). In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

G  Financial Futures Contracts — Upon the entering of a financial futures contract, the Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Trust. The Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

H  Options on Financial Futures Contracts — Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

I  Interest Rate Swaps — The Trust may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Trust makes semi-annual payments at a fixed interest rate. In exchange, the Trust receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of a measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Trust does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

J  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

K  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during

Eaton Vance Municipal Income Trust as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the reporting period. Actual results could differ from those estimates.

L  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

M  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses in the Statements of Operations.

  2  Auction Preferred Shares (APS)

The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B on March 1, 1999 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and generally have been reset every 7 days thereafter by an auction unless a special dividend period has been set. Dividend rates ranged from 2.63% to 4.40% for Series A and 2.60% to 4.45% for Series B Shares, during the year ended November 30, 2006. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the Investment Company Act of 1940. The Trust pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

  3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding Auction Preferred Shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on November 30, 2006 was 3.20% and 3.60%, for Series A and Series B Shares, respectively. For the year ended November 30, 2006, the Trust paid dividends to Auction Preferred shareholders amounting to $2,157,156 and $2,150,236 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 3.29% and 3.28%, respectively.

The Trust distinguishes between distribution on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the method for amortizing premiums.

The tax character of distributions paid for the years ended November 30, 2006 and November 30, 2005 were as follows:

	Year Ended November 30,
	2006	2005
Distributions declared from:
Tax-exempt income	$19,365,020	$21,312,518
Ordinary income	$17,213	$34,593

Eaton Vance Municipal Income Trust as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

As of November 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$1,393,652
Capital loss carryforwards	$(26,773,529)
Unrealized gain	$43,468,210
Other temporary differences	$281,730

  4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the year ended November 30, 2006, the fee was equivalent to 0.70% of the Trust's average weekly gross assets and amounted to $2,728,408. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. For the year ended November 30, 2006, the administrative fee amounted to $779,545.

Certain officers and Trustees of the Trust are officers of EVM.

  5  Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $191,800,153 and $187,703,235, respectively, for the year ended November 30, 2006.

  6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at November 30, 2006, as determined for Federal income tax purposes, are as follows:

Aggregate cost	$355,203,669
Gross unrealized appreciation	$45,926,165
Gross unrealized depreciation	(1,801,888)
Net unrealized appreciation	$44,124,277

  7  Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended November 30,
	2006	2005
Shares issued pursuant to the Trust's dividend reinvestment plan	79,931	118,733
Net increase	79,931	118,733

  8   Overdraft Advances

Pursuant to the custodian agreement between the Trust and Investors Bank & Trust (IBT), IBT may in its discretion advance funds to the Trust to make properly authorized payments. When such payments result in an overdraft by the Trust, the Trust is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the federal funds rate). This obligation is payable on demand to IBT. At November 30, 2006, the Trust had a payment due to IBT pursuant to the foregoing arrangement of $1,201,934.

  9  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 2006 is as follows:

Futures Contracts
Expiration Date	Contracts		Position	Aggregate Cost	Value	Net Unrealized Depreciation
	750	U.S.
03/07	Treasury Bond		Short	$(85,487,766)	$(85,781,250)	$(293,484)

At November 30, 2006, the Trust entered into an interest rate swap agreement with Merrill Lynch Capital Services, Inc. whereby the Trust makes bi-annual payments at a fixed rate equal to 4.006% on the

Eaton Vance Municipal Income Trust as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

notional amount of $10,000,000. In exchange, the Trust receives bi-annual payments at a rate equal to the USD-BMA Municipal Swap Index on the same notional amount. The effective date of the interest rate swap is August 7, 2007. The value of the contract, which terminates August 7, 2037 is recorded as a payable for open swap contracts of $208,401.

At November 30, 2006, the Trust had entered into an interest rate swap agreement with Citibank, N.A. whereby the Trust makes bi-annual payments at a fixed rate equal to 3.925% on the notional amount of $10,000,000. In exchange, the Trust receives bi-annual payments at a rate equal to the USD-BMA Municipal Swap Index on the same notional amount. The effective date of the interest rate swap is August 16, 2007. The value of the contract, which terminates August 16, 2027, is recorded as a payable for open swap contracts of $154,182.

At November 30, 2006, the Trust had sufficient cash and /or securities segregated to cover potential obligations arising from open futures and swap contracts.

  10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Municipal Income Trust as of November 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  11  Restatement Information

Subsequent to the issuance of its November 30, 2005 financial statements, the Trust determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds during the fiscal years ended November 30, 2005, 2004, 2003 and 2002 and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Trust has restated the financial highlights for each of the four years in the period ending November 30, 2005, 2004, 2003 and 2002, to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense in the Statement of Operations.

Municipal Income Trust Financial Highlights

	Year Ended November 30,
	2005		2004		2003		2002
	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated
Net assets applicable to common shares
Expense Ratios:
Total expenses	1.79%	2.74%	1.79%	2.59%	1.80%	2.51%	1.89%	2.71%
Net assets, including amounts related to preferred shares
Expense Ratios:
Total expenses	1.17%	1.79%	1.15%	1.66%	1.14%	1.59%	1.17%	1.68%
Portfolio Turnover of the Fund	39%	28%			30%	20%

While the Statements of Assets and Liabilities as of November 30, 2005, 2004, 2003 and 2002 (not presented herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and payable for floating rate notes issued by corresponding amounts at each year, with no effect on previously reported net assets. The Statements of Operations for the years ended November 30, 2005, 2004, 2003 and 2002 (not presented herein) have not been reissued to give effect to the restatement, but the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.

Eaton Vance Municipal Income Trust as of November 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the Trust), including the portfolio of investments, as of November 30, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of it's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at November 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust as of November 30, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 11 to the financial statements, the financial highlights for the years ended November 30, 2005, 2004, 2003 and 2002 have been restated.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 22, 2007

Eaton Vance Municipal Income Trust as of November 30, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Trust designates 99.91% of dividends from net investment income as an exempt-interest dividend.

Eaton Vance Municipal Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Municipal Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

Number of Shareholders

As of November 30, 2006, our records indicate that there are 143 registered shareholders and approximately 8,443 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVN.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the  investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Municipal Income Trust (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in municipal bonds. The Board considered the Adviser's 30-person municipal bond team, which includes seven portfolio managers and nine credit specialists who provide services to the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three and five-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund is satisfactory.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Municipal Income Trust

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Vice President and Trustee	Until 2007. 3 years. Trustee since 1998.	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/26/63	Trustee	Until 2009. 3 years. Trustee since 2006.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III(A) 2/23/35	Trustee and Chairman of the Board	Until 2007. 3 years. Trustee since 1998 and Chairman of the Board since 2005.	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer(A) 9/21/35	Trustee	Until 2008. 3 years. Trustee since 1998.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Eaton Vance Municipal Income Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2009. 3 years. Trustee since 1998.	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Until 2009. 3 years. Trustee since 2000.	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trusts	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Robert B. MacIntosh 1/22/57	President	Since 2005(2)	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 43 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since1998	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Mr. MacIntosh served as Vice President of the Trust since 1998 and Ms. Campbell served as Assistant Treasurer of the Trust since 1998.

(A)  APS Trustee.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on April 12, 2006.

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Investment Adviser and Administrator of Eaton Vance Municipal Income Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent and Dividend Disbursing Agent
PFPC Inc.

P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipal Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

151-1/07  CE-NASRC

Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the fiscal years ended November 30, 2005 and November 30, 2006 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	11/30/2005	11/30/2006

Audit Fees	$45,425	$45,730

Audit-Related Fees(1)	$3,640	$3,675

Tax Fees(2)	$6,405	$6,650

All Other Fees(3)	$0	$0

Total	$55,470	$56,055

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

 (2)                                Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended November 30, 2005 and November 30, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	11/30/2005	11/30/2006

Registrant	$10,045	$10,325

Eaton Vance(1)	$184,983	$66,100

(1)Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Management

Thomas M. Metzold is responsible for the overall and day-to-day management of the Trust’s investments.  Mr. Metzold has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Thomas M. Metzold
Registered Investment Companies	11	$7,127.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Thomas M. Metzold	None

Potential for Conflicts of Interest.  The portfolio manager manages multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of January 22, 2007, which is a date within 90 days of the filing date of this report on Form N-CSR, that, as of such date, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits under the Act is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

Such officers had previously become aware of a control deficiency relating to the operating effectiveness of the Fund’s internal control over financial reporting as of November 30, 2006, related to the review and analysis of the relevant terms and conditions of certain transfers of securities to determine whether the transfers  qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,”  and had reevaluated disclosure controls and procedures and concluded that they were not effective at that date.  The Fund determined that this control deficiency represented a material weakness in internal control over financial reporting at November 30, 2006 as more fully described below in Item 11b.  Subsequent to November 30, 2006, but prior to the evaluation of the design and operation of the registrant’s disclosure controls and procedures at January 22, 2007, the registrant’s disclosure controls and procedures were modified, as described in Item 11(b) below, to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floating rate obligations in light of Statement of Financial Accounting Standards No. 140.

(b) Management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting.  In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.  A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”).  Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a Fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.  A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Fund’s ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Fund’s annual or interim financial statements that is more than inconsequential will not be prevented or detected.  A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Management has identified the following control deficiency that was determined to be a material weakness, as defined above, in the Funds’ internal control over financial reporting.  The Funds’ controls related to the review and analysis of the relevant terms and conditions of certain transfers of securities were not operating effectively to appropriately determine whether the transfers qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”  As a result of this weakness, the financial highlights for each of four years in the period ended November 30, 2005 were restated in order to appropriately account for such transfers of securities as secured borrowings and report the related interest income and expense.  In response to the identified control deficiency, management implemented certain modifications to its controls and control procedures that are designed to enhance their operating effectiveness.  There were no changes in registrant’s internal control over financial reporting during the quarter ended November 30, 2006.  However, see above for discussion of a control deficiency identified for the year ended November 30, 2006, and for remedial actions.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/ Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	January 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	January 24, 2007

By:	/s/ Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	January 24, 2007